                                                                      Exhibit 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James W. Sievers and Michael R. Moran, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Spiegel, Inc. on Form S-8 and any and all amendments (including post-effective amendments) thereto, regarding the offering of options to acquire Shares of Class A Non-Voting Common Stock and the acquisition of such Shares in connection with the Spiegel Group Incentive Stock Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date: December 28, 1998


                                                   /s/ Dr. Michael Otto
                                            ------------------------------------
                                            Dr. Michael Otto

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James W. Sievers and Michael R. Moran, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Spiegel, Inc. on Form S-8 and any and all amendments (including post-effective amendments) thereto, regarding the offering of options to acquire Shares of Class A Non-Voting Common Stock and the acquisition of such Shares in connection with the Spiegel Group Incentive Stock Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date: December 28, 1998


                                                    /s/ Thomas Bohlmann
                                            ------------------------------------
                                            Thomas Bohlmann

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James W. Sievers and Michael R. Moran, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Spiegel, Inc. on Form S-8 and any and all amendments (including post-effective amendments) thereto, regarding the offering of options to acquire Shares of Class A Non-Voting Common Stock and the acquisition of such Shares in connection with the Spiegel Group Incentive Stock Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date: December 28, 1998


                                                /s/ Dr. Michael E. Cruesemann
                                            ------------------------------------
                                            Dr. Michael E. Cruesemann

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James W. Sievers and Michael R. Moran, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Spiegel, Inc. on Form S-8 and any and all amendments (including post-effective amendments) thereto, regarding the offering of options to acquire Shares of Class A Non-Voting Common Stock and the acquisition of such Shares in connection with the Spiegel Group Incentive Stock Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date: November 24, 1998


                                                   /s/ Richard T. Fersch
                                            ------------------------------------
                                            Richard T. Fersch

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James W. Sievers and Michael R. Moran, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Spiegel, Inc. on Form S-8 and any and all amendments (including post-effective amendments) thereto, regarding the offering of options to acquire Shares of Class A Non-Voting Common Stock and the acquisition of such Shares in connection with the Spiegel Group Incentive Stock Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date: December 28, 1998


                                                    /s/ Hans Jorg Hammer
                                            ------------------------------------
                                            Hans Jorg Hammer

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James W. Sievers and Michael R. Moran, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Spiegel, Inc. on Form S-8 and any and all amendments (including post-effective amendments) thereto, regarding the offering of options to acquire Shares of Class A Non-Voting Common Stock and the acquisition of such Shares in connection with the Spiegel Group Incentive Stock Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date: December 28, 1998


                                                    /s/ Horst R. Hansen
                                            ------------------------------------
                                            Horst R. Hansen

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James W. Sievers and Michael R. Moran, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Spiegel, Inc. on Form S-8 and any and all amendments (including post-effective amendments) thereto, regarding the offering of options to acquire Shares of Class A Non-Voting Common Stock and the acquisition of such Shares in connection with the Spiegel Group Incentive Stock Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date: December 28, 1998


                                                    /s/ John W. Irvin
                                            ------------------------------------
                                            John W. Irvin

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James W. Sievers and Michael R. Moran, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Spiegel, Inc. on Form S-8 and any and all amendments (including post-effective amendments) thereto, regarding the offering of options to acquire Shares of Class A Non-Voting Common Stock and the acquisition of such Shares in connection with the Spiegel Group Incentive Stock Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date: December 28, 1998


                                                   /s/ Siegfried Kockmann
                                            ------------------------------------
                                            Siegfried Kockmann

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James W. Sievers and Michael R. Moran, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Spiegel, Inc. on Form S-8 and any and all amendments (including post-effective amendments) thereto, regarding the offering of options to acquire Shares of Class A Non-Voting Common Stock and the acquisition of such Shares in connection with the Spiegel Group Incentive Stock Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date: December 28, 1998


                                                    /s/ Michael R. Moran
                                            ------------------------------------
                                            Michael R. Moran

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James W. Sievers and Michael R. Moran, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Spiegel, Inc. on Form S-8 and any and all amendments (including post-effective amendments) thereto, regarding the offering of options to acquire Shares of Class A Non-Voting Common Stock and the acquisition of such Shares in connection with the Spiegel Group Incentive Stock Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date: December 28, 1998


                                                    /s/ Dr. Peter Mueller
                                            ------------------------------------
                                            Dr. Peter Mueller

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James W. Sievers and Michael R. Moran, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Spiegel, Inc. on Form S-8 and any and all amendments (including post-effective amendments) thereto, regarding the offering of options to acquire Shares of Class A Non-Voting Common Stock and the acquisition of such Shares in connection with the Spiegel Group Incentive Stock Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date: December 28, 1998


                                                       /s/ Gert Rietz
                                            ------------------------------------
                                            Gert Rietz

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James W. Sievers and Michael R. Moran, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Spiegel, Inc. on Form S-8 and any and all amendments (including post-effective amendments) thereto, regarding the offering of options to acquire Shares of Class A Non-Voting Common Stock and the acquisition of such Shares in connection with the Spiegel Group Incentive Stock Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date: December 28, 1998


                                                    /s/ James W. Sievers
                                            ------------------------------------
                                            James W. Sievers

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James W. Sievers and Michael R. Moran, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Spiegel, Inc. on Form S-8 and any and all amendments (including post-effective amendments) thereto, regarding the offering of options to acquire Shares of Class A Non-Voting Common Stock and the acquisition of such Shares in connection with the Spiegel Group Incentive Stock Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date: December 28, 1998


                                                    /s/ Dr. Peer Witten
                                            ------------------------------------
                                            Dr. Peer Witten

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James W. Sievers and Michael R. Moran, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Spiegel, Inc. on Form S-8 and any and all amendments (including post-effective amendments) thereto, regarding the offering of options to acquire Shares of Class A Non-Voting Common Stock and the acquisition of such Shares in connection with the Spiegel Group Incentive Stock Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date: December 28, 1998


                                                     /s/ Martin Zaepfel
                                            ------------------------------------
                                            Martin Zaepfel

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James W. Sievers and Michael R. Moran, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Spiegel, Inc. on Form S-8 and any and all amendments (including post-effective amendments) thereto, regarding the offering of options to acquire Shares of Class A Non-Voting Common Stock and the acquisition of such Shares in connection with the Spiegel Group Incentive Stock Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Date: December 28, 1998


                                                      /s/ Derry L. Behm
                                            ------------------------------------
                                            Derry L. Behm